UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 24, 2008

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THERMODYNETICS, INC

(Exact name of registrant as specified in its charter)

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CT	0-10707	06-1042505
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

651 Day Hill Road, CT 06095

(Address of principal executive offices) (Zip Code)

(860) 683-2005

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

See the Company’s press release attached to this Form 8-K as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
99.1	Press Release of Thermodynetics, Inc. dated December 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THERMODYNETICS, INC

By:	/s/ ROBERT A. LERMAN
President and CEO

Date: December 24, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Thermodynetics, Inc. dated December 24, 2008